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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 6, 1998 on the financial statements included in the annual report on Form 10-K of Magainin Pharmaceuticals
Inc. as of and for the year ended December 31, 1997 and to the reference to our firm under the caption "Experts".



                                         /s/ Richard A. Eisner & Company
                                         -------------------------------
                                         Richard A. Eisner & Company
                                         New York, New York
                                         August 20, 1998